Catalyzing Precision Medicine with Integrated Rx/Dx in Oncology ASCO 2015 May 31 st , 2015 Exhibit 99.4

Safe Harbor Statement

This document contains forward-looking statements, as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, about Ignyta, Inc. (“us” or the “Company”). Statements that are not purely historical are forward-looking statements. These include statements regarding, among other things: the clinical and/or non-clinical data or plans underlying entrectinib or any of our other development programs; our ability to design and conduct development activities for entrectinib and our other development programs; our ability to develop or access companion diagnostics for our product candidates; our ability to obtain and maintain intellectual property protection for our product candidates; our ability to adequately fund our development programs; the Teva transaction serving as a transformative event for us and the development and market potential of our pipeline; our ability to obtain regulatory approvals in order to market any of our product candidates; and our ability to successfully commercialize any approved products.
Forward-looking statements involve known and unknown risks that relate to future events or the Company’s future financial performance, some of which may be beyond our control, and the actual results could differ materially from those discussed in this document.  Accordingly, the Company cautions investors not to place undue reliance on the forward-
looking statements contained in, or made in connection with, this document.
Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, include, among others, the potential for results of past or ongoing clinical or non-clinical studies to differ from expectations or previous results; the interpretation of data from our clinical and non-clinical studies; our ability to initiate and complete clinical trials and non-clinical studies; regulatory developments; the potential advantages of our product candidates; the markets any approved products are intended to serve; and our capital needs; as well as those set forth under the headings “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s
Discussion and Analysis of Financial Condition and Results of Operations” contained in the Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2015, and similar disclosures made in the
Company’s Form 10-Q filings and other SEC filings and press releases.
The forward-looking statements contained in this document represent our estimates and assumptions only as of the date of this document, and we undertake no duty or obligation to update or revise publicly any forward-looking statements contained in this document as a result of new information, future events or changes in our expectations.
Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, the
Company.

Contents Ignyta overview Entrectinib preclinical data ASCO clinical program update Entrectinib future plans Vision and milestones 3

Company History and Financial Highlights
San Diego based biotechnology company (NASDAQ: RXDX), incorporated in 2011
~75 employees: more than half with M.D.’s, Ph.D.’s or other graduate degrees
Robust Rx Pipeline:
-
In-licensed from Nerviano Medical Sciences exclusive worldwide rights to entrectinib in
Oct. 2013 and RXDX-103 in Aug. 2014
-
Acquired oncology R&D pipeline of 4 clinical and preclinical assets from Teva in Mar. 2015
-
Lead program entrectinib granted FDA orphan drug designation for NSCLC, CRC and neuroblastoma, and rare pediatric disease designation for neuroblastoma
In-house Dx: CLIA certified, QSR compliant diagnostic lab with multi-modality assay capabilities
Cash, cash equivalents & marketable securities of ~$108mm at end of 1Q 2015

Ignyta’s vision is to catalyze precision medicine for the benefit of cancer patients everywhere, with an integrated approach to "Rx/Dx" in oncology

Jonathan Lim, M.D., Chairman, CEO, and Co-Founder. Former Chair, CEO of Eclipse; CEO at
Halozyme; McKinsey; NIH post-doc at Harvard; Surgical resident at NYH-Cornell.
Jacob Chacko, M.D., Chief Financial Officer.
Marshall Scholar at Oxford University; UCLA Med; Harvard Business School.
Zachary Hornby, Chief Operating Officer. Former Senior Director of Business Development at Fate
Therapeutics; Director of BD at Halozyme; L.E.K. Consulting; Harvard Business School.
Pratik Multani, M.D., Chief Medical Officer. Former CMO at Fate; VP, Clinical Development at
Kalypsys; CMO at Kanisa; VP, Clinical Development at Salmedix (sold to Cephalon); Sr. Director of
Medical Research at Biogen Idec; MD, MS at Harvard; Residency, MGH; Oncology, Dana Farber.
Robert Wild, Ph.D., Chief Scientific Officer. Former CSO, Oncology Research/Drug Discovery at Eli
Lilly; Sr. Dir., Oncology Research at OSI Pharma; BMS; SUGEN. Has contributed to multiple discovery/preclinical/translational programs, including Tarceva, Erbitux, Sprycel and Sutent.
Matt Onaitis, General Counsel and Secretary. Former GC at Trius and Somaxon; Associate GC at
Biogen Idec; Director of Legal Affairs at Elan; Stanford Law School.
Senior Management Team

Former Vice President at TPG Capital; McKinsey;

Ignyta’s Strategic Approach to Generating Value from
Novel Targets and Optimally Positioned Assets

External Targets
Identify attractive
targets: If target of
interest is being
developed externally,
engage in discussion for
potential in-licensing
Internal Targets
Identify attractive
targets: If target of
interest is not being
developed externally,
then initiate internal
discovery program
Oncology Assets
Identify oncology assets to
optimally position, using Rx/Dx
expertise; i.e.: (a) developed
without a biomarker strategy;
(b) failed due to lack of
sufficient efficacy; or (c) were
deprioritized for strategic
reasons
Examples
•
Spark discovery
programs
•
Acquisition of RXDX-
105/106/107/108 assets
from Teva
•
In-licensing of
entrectinib and
RXDX-103 from
Nerviano
Approach

Ignyta’s Pipeline 7 1 In-licensed from Nerviano Medical Sciences (NMS); ²Acquired from Teva Pharmaceutical Industries

Central
Lab
Clinical Sites Specimens
• QSRs
• CLIA
Platforms Output
FFPE
Fresh Tissue
FISH
IHC
PCR
NGS
Oncolome®
Trial Enrollment
CDx
Ignyta’s Dx Capabilities Enable Leadership
in Precision Medicine
• SNPs
• Splice variants
• InDels
• Amplifications
• Overexpression
• Rearrangements

Contents Ignyta overview Entrectinib preclinical data ASCO clinical program update Entrectinib future plans Vision and milestones 9

Entrectinib:
A Potent Inhibitor of Trk A/B/C, ROS1 and ALK
Entrectinib is a potent, selective, orally available ATP-competitive inhibitor of 5 oncogenic drivers
In vitro, entrectinib demonstrates inhibition of targets as well as downstream effectors in the MAPK and PI3K/AKT pathways
In vivo, entrectinib demonstrates tumor eradication and tumor growth inhibition in multiple models
Composition of matter patent issued in the US and allowed in Europe, with commercial protection out to 2029 (excluding patent term extension)
Target TrkA TrkB TrkC ROS1 ALK
IC50* (nM) 1.7 0.1 0.1 0.2 1.6

* Biochemical kinase assay

TrkA/B/C Signaling Pathways 11

Identified NTRK Rearrangements in Human Malignancy
PTC: papillary thyroid cancer
DIPG: diffuse intrinsic pontine glioma
NBS-HGG: non-brainstem high-grade glioma
12
CD74-NTRK1
TPM3-NTRK1
TPR-NTRK1
TP53-NTRK1
TM Kinase Domain
NTRK1 (wild-type)
Signal Peptide/Extracellular Domain
MPRIP-NTRK1
NSCLC
NSCLC, GBM
RFWD2-NTRK1
NSCLC
CRC, PTC, AML, DIPG, NBS-HGG
LMNA-NTRK1 CRC, Spitzoid melanoma, Spitz tumors
Spitzoid melanoma, Spitz tumors
TFG-NTRK1
PTC, NSCLC
PTC
NFASC-NTRK1
GBM
QKI-NTRK2
Pilocytic astrocytoma
Pilocytic astrocytoma
NACC2-NTRK2
VCL-NTRK2
AGBL4-NTRK2
DIPG, NBS-HGG
DIPG, NBS-HGG
ETV6-NTRK3
Salivary gland tumor, Secretory BC, AML,
Sarcoma, Nephroma, DIPG, NBS-HGG
BTBD1-NTRK3
DIPG, NBS-HGG

Entrectinib Demonstrates Robust in vitro and in vivo Activity against NTRK1-Rearranged Colorectal Cancer Cell Line (KM-12)
KM-12 is a human CRC line driven by a constitutively active TrkA fusion, TPM3-NTRK1
Entrectinib potently inhibits TrkA phosphorylation and downstream signaling
Entrectinib induces in vivo tumor regression and durable tumor stabilization
In vitro
13
Continuous dosing treatments started at
Day 9, bid; 21 treatments completed
In vivo xenograft
entrectinib
TPM3 (partial)                      TM              TrkA Kinase domain

Patient-derived xenograft (PDX) model
established from tumor biopsy obtained prior to
entrectinib treatment from patient #20 in ALKA
trial. This patient showed partial response (PR) to
entrectinib (see clinical data section).
Entrectinib Demonstrates Potent in vivo
Efficacy in a Patient-
Derived Xenograft model (Patient with NTRK1-Rearranged CRC)
Tumor harbors an
activating NTRK1
fusion: LMNA-TrkA
High level of p-TrkA
detected in un-treated
tumor by Western blot
(preliminary data),
indicating constitutive
activation of the fusion
protein.
4 days on, 3 days off
per 7 day cycle, similar to
clinical regimen
Source: Siena, Niguarda; Bardelli, IRCC
P<0.001 vs vehicle
entrectinib
entrectinib
14
0 1 2 3 4 5 6 7
500
1000
1500
2000
2500
3000
3500
weeks
Vehicle
60mg/Kg
15mg/Kg

Entrectinib Pre-Clinical Summary
Rearrangements of NTRK, ROS1 and ALK are known to be oncogenic drivers in multiple tumor types
TrkA/B/C overexpression has been reported across a large array of tumor types, suggesting that these tumors may rely on Trk pathway signaling
In vitro, entrectinib effectively inhibits the proliferation of cells expressing rearranged (fusion) and over-expressed wild-type Trks
In vivo, entrectinib potently inhibits tumor growth in multiple preclinical tumor models driven by NTRK, ROS1 or ALK molecular alterations
Our data support clinical exploration of entrectinib in cancers with NTRK, ROS1 and ALK rearrangements and other activating alterations

Contents Ignyta overview Entrectinib preclinical data ASCO clinical program update Entrectinib future plans Vision and milestones 16

Entrectinib Clinical Development Overview

STARTRK-1
Global Phase 1/2 study in U.S., EU
and Asia
* “RP2D” = Recommended Phase 2 Dose
ALKA-372-001
Phase 1 dose escalation study of
intermittent dosing schedule in
Italy: patients with ALK,
ROS1 or TrkA alterations
•
First-in-human study initiated
by Nerviano in Oct. 2012
•
Ignyta assumed control in
Nov. 2013
•
Phase 1 initiated in the U.S. in
Jul. 2014
Dose escalation of daily continuous
dosing schedule in patients with
Trk, ROS1 or ALK molecular
alterations
“Basket trial” expansion cohorts in
100 patients with TrkA, TrkB, TrkC,
ROS1 or ALK molecular alterations,
treated at the RP2D*

ALKA and STARTRK-1: Regimens and Doses

* Exploration of a fixed daily dosing regimen is ongoing
“RP2D” = recommended phase 2 dose
Dose
Break
1
2
3
4
Week
Schedule A: PO, QD (4 on, 3 off) x 3 weeks, fasting
Dose
Break
1
2
3
4
Week
Schedule C: PO, QD (4 on, 3 off) x 4 weeks, fed
Dose
1
2
3
4
Week
Schedule B: PO, QD, fed
ALKA Study
STARTRK-1 Study
Dose
1
2
3
4
Week
Schedule: PO, QD, fed
Dose Cohorts
(mg/m²):
100->200->400->
800->1200->1600
(no longer enrolling)
200->400->…
(ongoing)
400->800
(no longer enrolling)
100->200->400->800*
(fixed)…
(ongoing)
RP2D

Demographics of ALKA and STARTRK-1 (n=67)
ALKA-372-001 (n=38) STARTRK-1 (n=29)
Age, years, median (range) 52 (22-75) 55 (28-76)
Sex, male/female (%) 45/55 34/66
ECOG performance status, n (%)
0 19 (50) 8 (28)
1 18 (47) 18 (62)
2 1 (3) 3 (10)
Tumor type, n (%)
NSCLC 25 (66) 13 (45)
Neoplasms of the CNS 6 (16) 1 (3)
Gastrointestinal tract (CRC) 3 (8) 5 (17)
Gastrointestinal tract (non-CRC) 2 (5) 2 (7)
Head and neck 1 (3) 1 (3)
Sarcomas 1 (3) 0
Breast 0 2 (7)
Other 0 5 (17)

Note: Data as of May 1, 2015

Dose and Safety Assessment of Entrectinib
As of May 1, 2015
67 subjects have been treated with entrectinib in two Phase 1 trials
-
ALKA-372-001 and STARTRK-1
Doses explored were from 100 mg/m
2
to 1600 mg/m
2
-
ALKA Sch A (4 days on/3 days off x 3 weeks; 28-day cycle): 19 pts
-
ALKA Sch B and STARTRK-1 (both QD continuous): 42 pts
-
ALKA Sch C (4 days on/3 days off continuous): 6 pts
-
Majority of subjects (n=48, 72% total pts) have received doses 400 mg/m
2
No treatment-related serious adverse events (AEs)
Treatment-related AEs have been mostly Grade 1 or 2, and reversible
No evidence of cumulative AEs
No evidence of hepatic or renal toxicity
No evidence of QTc prolongation

Treatment-Related Adverse Events for ALKA and STARTRK-1
Adverse event term ALKA-372-001 n(%) STARTRK-1 n(%)
Paresthesia 16 (42) 6 (22)
Nausea 14 (37) 6 (22)
Myalgia 13 (34) -
Asthenia 10 (27) 3 (11)
Fatigue - 9 (33)
Dysgeusia 10 (27) 7 (26)
Constipation - 6 (22)
Vomiting 8 (21) 4 (15)
Arthralgia 7 (19) 3 (11)
Diarrhea 7 (19) 3 (11)
Cognitive disorder - 4 (15)
Pain in extremity 5 (13) -
Attention disturbance 4 (11) 3 (11)
Peripheral neuropathy - 3 (11)
Musculoskeletal pain 4 (11) -
Rash 4 (11) -
Dizziness 4 (11) 5 (19)

Note: Data as of May 1, 2015; all grades as per NCI CTCAE v4.03

Safety and RP2D Determination
ALKA-372-001
-
Two treatment-related Grade 3 AEs were observed:
Asthenia and Muscular Weakness; both resolved with dose reduction
-
No DLTs were observed in this study
STARTRK-1
-
Three treatment-related Grade 3 AEs were observed:
Neutropenia; resolved with dose reduction
2 DLTs at fixed daily dose of 800 mg:
Cognitive Impairment and Fatigue; both resolved upon study drug interruption
Based upon these two DLT events, the MTD was exceeded at 800 mg fixed dose and 400 mg/m
2
per day was selected as the BSA-based RP2D
Further exploration of a fixed daily dose regimen and new formulation is ongoing

Note: Data as of May 1, 2015

ALKA and STARTRK-1: Pharmacokinetics
•
With continuous daily dosing, exposure increased in a dose proportional manner
•
Plasma half-life is ~ 20-24 hours compatible with QD dosing
•
At the RP2D (400 mg/m²
QD), the plasma protein binding corrected mean C
trough
is ~ 2.5X to 3X
that of Target Concentrations correlating with complete tumor growth inhibition in preclinical xenograft models

Entrectinib Responses in STARTRK-1 and ALKA-372-001 Studies

17 patients were ALK/ROS1 TKI-naïve with NTRK1/2/3, ROS1, or ALK fusions
Note: Data as of May 1, 2015; responses per RECIST v1.1 and based upon local assessment

Entrectinib Responses in STARTRK-1 and ALKA-372-001 Studies

91% response rate (10 out of 11) in Phase 2-Eligible Patient Population*
Phase 2-Eligible Patient Population* Highlights
Note: Data as of May 1, 2015; one ALK responder was ALKi intolerant
* NTRK1/2/3, ROS1 or ALK fusion; ALK/ROS1 TKI-naïve; dosed at RP2D (400mg/m
2
)
•
•
•
•
•
3 of 3 responses in NTRK1/2/3+
NSCLC, CRC and acinic cell
cancer
5 of 6 responses, including 1 CR,
in ROS1+ NSCLC
2 of 2 responses in ALK+ NSCLC
and other solid tumor
9 patients remain on study
treatment
Durable responses of up to 16
treatment cycles

STARTRK-1 Subject with NTRK3 Fusion
42F with acinic cell CA of the parotid, first diagnosed in March 2006
- Prior therapies: surgery/EBRT, vinorelbine, carboplatin/paclitaxel, additional surgery, doxorubicin, crizotinib
- ECOG performance status of 1
-
Identified to have tumor harboring ETV6-NTRK3 fusion
- Enrolled in STARTRK-1 at MSKCC in December 2014 with baseline staging showing multiple paraspinal and pleural masses

STARTRK-1 Subject with NTRK3 Fusion 27 • Restaging during Cycle 2 (~8 wks) showed evidence for partial response Images courtesy of A. Drilon, MD (MSKCC)

STARTRK-1 Subject with NTRK3 Fusion 28 Images courtesy of A. Drilon, MD (MSKCC)

STARTRK-1 Subject with NTRK3 Fusion 29 Images courtesy of A. Drilon, MD (MSKCC)

STARTRK-1 Subject with NTRK1 Fusion
46M with metastatic NSCLC, first diagnosed in November 2013
- 30 pack-year smoking history
- Prior therapies: carboplatin/pemetrexed, pembrolizumab, docetaxel, vinorelbine
- ECOG performance status of 2
- Required supplemental O
2
- Significant pain and dyspnea due to widely metastatic disease
- Staging head CT also revealed numerous (15 to 20) asymptomatic brain metastases measuring up to 1.7 cm that had not been previously treated
- In hospice
-
Identified to have tumor harboring SQSTM1-NTRK1 fusion
- Enrolled in STARTRK-1 at MGH in March 2015

STARTRK-1 Subject with NTRK1 Fusion Images courtesy of A. Shaw, MD, PhD and A. Farago, MD, PhD (MGH) • Baseline scan showing extensive lung lesions and pleural effusions 31

STARTRK-1 Subject with NTRK1 Fusion
Images courtesy of A. Shaw, MD, PhD and A. Farago, MD, PhD (MGH)

•
Restaging during Cycle 1 (~4 wks) showed evidence for partial response
(and resolution of pleural effusions)

STARTRK-1 Subject with NTRK1 Fusion 33 • Baseline scan showing brain metastases Images courtesy of A. Shaw, MD, PhD and A. Farago, MD, PhD (MGH)

STARTRK-1 Subject with NTRK1 Fusion Images courtesy of A. Shaw, MD, PhD and A. Farago, MD, PhD (MGH) 34 • Evidence for tumor response in the CNS

ALKA and STARTRK-1: NTRK Rearrangements

•
Compelling clinical activity in 3 patients with NTRK rearrangements (100% response rate)
-
3 different tumor types: NSCLC, CRC, acinic cell cancer
-
2 different Trk targets (TrkA, TrkC) with 3 different fusion partners
•
Compelling CNS activity in the only patient with an NTRK rearrangement and brain metastases treated to date
•
All responded (3 PRs) within 1-2 cycles; 2 responses ongoing
Note: Data as of May 1, 2015

ALKA and STARTRK-1: ROS1 Rearrangements

•
10 patients with no prior ROS1i therapy
-
9 with NSCLC; 1 with neuroblastoma
-
3 treated below RP2D doses and one with nonevaluable disease
-
Remaining 5/6 responded (4 PRs, 1 CR) within 2 cycles; all responses ongoing
Note: Data as of May 1, 2015

ALKA and STARTRK-1: ALK Rearrangements

•
4 patients with no prior ALKi therapy
-
2 with NSCLC; 2 with other solid tumors
-
2 treated below RP2D doses
-
Remaining 2/2 responded (1 PR, 1 uPR) within 4 cycles; 1 response ongoing
Note: Data as of May 1, 2015

Entrectinib Responses in Phase 2 Population
•
11 patients across both studies
•
NTRK: 3 of 3 responses, including in NSCLC, CRC and acinic cell cancer;
•
ROS1: 5 of 6 responses, including one complete response, in NSCLC;
•
ALK: 2 of 2 responses in NSCLC and another solid tumor;
•
9 patients remain on study treatment; and
•
Durable responses of up to 16 treatment cycles
38
Note: Data as of May 1, 2015; one ALK responder was ALKi intolerant
91% response rate (10 out of 11) in Phase 2-Eligible Patient Population*
• NTRK1/2/3, ROS1 or ALK fusion; ALK/ROS1 TKI-naïve; dosed at
RP2D (400mg/m²)

ALKA and STARTRK-1: Other Alterations/Treatment History
Among the remaining 50 patients, most either had non-fusion alterations or were
ALKi- or ROS1i-resistant:
-
Non-fusion alterations (n=26)
NTRK1/2/3 SNPs, IHC+, amplifications: n=15 (6 ongoing)
ROS1 amplifications, deletions: n=4
ALK SNPs, amplifications, deletions: n=7
(2 ongoing : 1 patient with neuroblastoma had a PR for 9 cycles and remains on study)
-
Resistant (n=20)
ROS1 fusions, ROS1i-resistant: n=3 (1 ongoing); all 3 pts had one prior TKI
ALK fusions, ALKi-resistant: n=17 (4 ongoing); 3 pts had 3 prior TKIs, 9 pts had 2 prior TKIs, and 5 pts had 1 prior TKI
-
Other (n=4):
False positives (n=2)
No alterations (n=2)
-
13 patients (26%) remain on study

Entrectinib Clinical Summary
Status: Two Phase 1 clinical studies of entrectinib are ongoing
Safety: Entrectinib has been well tolerated, including with daily dosing, with no treatment-related SAEs and two reversible DLTs
RP2D: The BSA-based RP2D is 400 mg/m
2
daily with ongoing exploration of
fixed dose regimen
Preliminary efficacy:
-
Phase 2 studies will focus on rearrangements of NTRK1/2/3, ROS1 and ALK;
rearrangements are known to be oncogenic drivers in multiple tumor types
-
10 responses (1 CR, 7 PRs, 2 uPRs) have been demonstrated—across multiple different tumor types and gene fusions—out of 11 Phase 2 eligible patients
(91% response rate)
-
1 additional response in a neuroblastoma patient with an activating ALK SNP

Note: Data as of May 1, 2015

Contents Ignyta overview Entrectinib preclinical data ASCO clinical program update Entrectinib future plans Vision and milestones 41

Why “Rx/Dx” Matters

Unlike ALK, which has one predominant fusion partner (EML4), NTRKs have at least 17 fusion partners, each with different break points
Thus, a sophisticated diagnostic screening methodology is required
Ignyta’s NGS-based assay has been specifically optimized for the detection of activating NTRK1, NTRK2 and NTRK3 alterations, in addition to ROS1 and ALK
-
Multiplex NGS assay scalable to add future genes of interest
ALK gene fusion positive by FISH… But no active protein expressed (IHC)

Ignyta’s Internal CDx Approach Is a Differentiator in the
Competition to Identify and Recruit Patients

Another difference from ALK, which predominantly occurs in one tumor type
(NSCLC), NTRK fusions are found in at least 13 different tumor types
Thus, a sophisticated trial design and clinical development strategy is required to collect data across multiple tumor types, using the CDx as the common feature…
TrkA IHC+ NTRK1 FISH+
Ignyta NGS:
TPM3-NTRK1

Studies Targeting Alterations Responsive to Targeted Receptor Kinase inhibition
Patients with Solid Tumors (any line of therapy)
Tumor sample submission for CDx analysis at Ignyta’s central lab
Separate by molecular alteration and solid tumor type
NTRK1/2/3
fusions
STARTRK-2 Basket Study initiated at clinical sites globally
SIMON 2-STAGE RULES:
1
st
stage: 6 pts ( 1 response)
2
nd
stage: + 8 pts ( 5 responses)
Open new “basket”
STARTRK-2: Entrectinib Global Phase 2 Basket Study
Combines Previously Described STARTRK-1 Ph 2a and STARTRK-2 Designs
ROS1
fusions
NTRK1/2/3
fusions
Separate analyses by Cohort (basket)
Primary endpoint = ORR
Key secondary endpoint = DOR
ROS1
fusions
NTRK1/2/3
fusions
ROS1
fusions
ALK fusions ALK fusions
NTRK1/2/3,
ROS1, and ALK
non-fusion
alterations
Pancreatic Ca
NTRK1/2/3
overexpression
e.g.,
NSCLC
Possible chemotherapy per MD
44
Note: ORR = objective response rate; DOR = duration of response
CRC
All other non-NSCLC, non-CRC solid tumors
All solid tumors

Indication Expansion Beyond Fusions
Pediatric Neuroblastoma
SY5Y-TrkB Neuroblastoma Xenograft Model
Ph 1/1b pediatric CNS tumor (including neuroblastoma) study planned for Q4:15
Days post treatment start
Entrectinib (60 mg/kg, BID)

Contents Ignyta overview Entrectinib preclinical data ASCO clinical program update Entrectinib future plans Vision and milestones 46

Ignyta’s Precision Oncology Vision:
A CRx for Each Oncogene Driver Identified by Our CDx

Ignyta’s Trailblaze™ Companion Diagnostic (CDx):
Multiplex assay(s) for identifying actionable oncogenes in various solid tumors that can then be targeted with Ignyta’s pipeline of companion therapeutics (CRx)
NTRK1+
Entrectinib
ROS1+ mBRAF RET+ cMET+ mKRAS EGFR+
RXDX-105 RXDX-108
NTRK2+ NTRK3+ AXL+
RXDX-106
ALK+
Recently expanded oncogene targets and programs
Ignyta’s first-in-class and best-in-class CRx’s

Ignyta Pipeline Now Has Potential to Address More than 80% of Known Oncogenic Drivers in NSCLC 48 entrectinib RXDX-105 RXDX-106 RXDX-108 Gerber et al., 2014 ASCO Educational Book.

Driver Oncogenes in Just 2 Solid Tumor Indications Represent
Substantial Market Opportunities for Two Lead Programs
>30,000 NSCLC or CRC patients
in the US each year have a newly detected known
oncogenic fusion kinase or activating mutation that may be targeted by entrectinib or
RXDX-105
49
NTRK1
fusions
NTRK2
fusions
NTRK3
fusions
ROS1
fusions
ALK
fusions
RET
fusions
BRAF
fusions
BRAF
mutations
Total
Patients
NSCLC ~1% <1% <1% 1-2% 4-7% 2% <1% 1-3% 12,400
Colorectal ~1% <1% <1% ~1% ~1% ~1% 5-10% 18,000
Total 2,300 500 1,500 2,100 6,400 3,200 1,900 12,500 30,400
entrectinib:
12.8k pts
RXDX-105:
17.6k pts
Source: NCI; NHS; Shaw et al., Nature Reviews Cancer 2013; Gerber et al., 2014 ASCO Educational Book; Stransky et al., Nature
Communications 2014; Wiesner et al., Nature Communications 2014; Lipson et al., Nature Medicine 2012; unpublished communications with study authors
Note: Estimates above based on US incidence only; assumed midpoint of incidence ranges multiplied by published incidence data for each indication.
Indication | Alteration

Driver Oncogenes in Just 2 Solid Tumor Indications Represent
Substantial Market Opportunities for Two Lead Programs

NTRK1
fusions
NTRK2
fusions
NTRK3
fusions
ROS1
fusions
ALK
fusions
RET
fusions
BRAF
fusions
BRAF
mutations
Total
Patients
NSCLC ~1% <1% <1% 1-2% 4-7% 2% <1% 1-3% 4,200
Colorectal ~1% <1% <1% ~1% ~1% ~1% 5-10% 7,300
Total 2,300 500 1,500 700 1,400 3,200 1,900 - 11,500
entrectinib:
6.4k pts
RXDX-105:
5.1k pts
We estimate over 11,000 patients
in
Source: NCI; NHS; Shaw et al., Nature Reviews Cancer 2013; Gerber et al., 2014 ASCO Educational Book; Stransky et al., Nature
Communications 2014; Wiesner et al., Nature Communications 2014; Lipson et al., Nature Medicine 2012; unpublished communications with study authors
Note: Estimates above based on US incidence only; assumed midpoint of incidence ranges multiplied by published incidence data for each indication.
FIC opportunity
Indication | Alteration
represent potential FIC opportunities for entrectinib or RXDX-105
11 biomarker positive cohorts of
NSCLC and CRC

Driver Oncogenes in Just 2 Solid Tumor Indications Represent
Substantial Market Opportunities for Two Lead Programs

FIC opportunity
BIC upside opportunity
BIC BRAF-mutant metastatic CRC doubles the addressable market with upside of >10,000 patients
for RXDX-105, or >22,000
patients
for entrectinib and
RXDX-105
NTRK1
fusions
NTRK2
fusions
NTRK3
fusions
ROS1
fusions
ALK
fusions
RET
fusions
BRAF
fusions
BRAF
mutations
Total
Patients
NSCLC ~1% <1% <1% 1-2% 4-7% 2% <1% 1-3% 4,200
Colorectal ~1% <1% <1% ~1% ~1% ~1% 5-10% 18,000
Total 2,300 500 1,500 700 1,400 3,200 1,900 10,700 22,200
entrectinib:
6.4k pts
RXDX-105:
15.8k pts
Source: NCI; NHS; Shaw et al., Nature Reviews Cancer 2013; Gerber et al., 2014 ASCO Educational Book; Stransky et al., Nature
Communications 2014; Wiesner et al., Nature Communications 2014; Lipson et al., Nature Medicine 2012; unpublished communications with study authors
Note: Estimates above based on US incidence only; assumed midpoint of incidence ranges multiplied by published incidence data for each indication.
Indication | Alteration

2015 – 2016 Corporate Milestones & Clinical Updates

2030 Vision
2015 - 2016 Milestones
Obtain US orphan drug designation for at least one indication
Identify RP2D, preferred dosing schedule for entrectinib, mid-2015
Initiate STARTRK-2 Ph 2, including internally developed CDx, 3Q15
Identify RP2D for RXDX-105, 2H15; initiate Study 1105 Ph 1b RET+ and BRAF+ solid tumors, 4Q15
File IND for RXDX-106 and/or RXDX-107, 2H15
Clinical data from ALKA-372-001 and STARTRK-1 at ASCO, 2Q15
Clinical data for entrectinib and RXDX-105 at ESMO or ENA, 2H15
Clinical study update from STARTRK-2 Ph 2 and Study 1105 Ph 1b at AACR/ASCO, 2Q16
Clinical update or data for entrectinib, RXDX-105, -106, -107 at ESMO/ENA, 2H16
2015 - 2016 Clinical Updates
2011 – 2015
Advance clinical
pipeline
2016 – 2020
Commercialize
RXDX lead
2021 – 2025
Scale pipeline
revenue
2026 – 2030
Drive sustainable
profitability
Leading precision
medicine
company

Company Highlights

Precision oncology company with integrated approach to Rx/Dx development
Experienced management team, excellent track record in oncology
Pipeline with
of targeted first-in-class and best-in-class product
candidates under clinical development in oncology
Multiple potential registration-enabling studies initiating in 2015
Comprehensive diagnostic capabilities and biomarker strategies for patient screening and confirmation
Composition of matter IP for pipeline of development candidates
Strong financial position
20-year vision to be the leading precision oncology company
critical mass